UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2006
ARGON ST, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-08193	38-1873250

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia 22033

(Address of principal executive offices) (Zip Code)
(703) 322-0881

(Registrant’s telephone number, including area code)
Not Applicable

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On February 28, 2006, pursuant to the approval of Argon ST Inc.’s stockholders obtained at its annual meeting, the Argon ST, Inc. 2002 Stock Incentive Plan was amended to increase the number of shares of common stock issuable thereunder to 1,946,000.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Argon ST, Inc. 2002 Stock Incentive Plan, as amended (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A for its 2006 annual meeting of stockholders, filed January 27, 2006).

Exhibit Index

Exhibit No.	Description

10.1	Argon ST, Inc. 2002 Stock Incentive Plan, as amended (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A for its 2006 annual meeting of stockholders, filed January 27, 2006).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGON ST, INC.

Date: March 2, 2006	By:	/s/ Victor F. Sellier

Victor F. Sellier
Vice President, Business
Operations, Chief Financial
Officer and Treasurer